SCHEDULE 14A
                                    (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

          Filed by the registrant  X
          Filed by a party other than the registrant
          Check the appropriate box:

                 Preliminary proxy statement
            X    Definitive proxy statement
                 Definitive additional materials
                 Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      Templeton Vietnam Opportunities Fund, Inc.

                   (Name of Registrant as Specified in Its Charter)

                     Templeton Vietnam Oppportunities Fund, Inc.


                      (Name of Person(s) Filing Proxy Statement)

          Payment of filing fee (Check the appropriate box):

           X        $125 per Exchange Act Rule 0-11(c)(1)(ii),
                    14a-6(i)(1), or 14a-6(j)(2)

                    $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

                    Fee computed on table below per Exchange Act
                    Rules 14a-6(i)(4) and O-11.

               (1) Title of each class of securities to which transaction applies:

  (2)Aggregate number of securities to which transaction applies:

  (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                    Rule 0-11:

               (4) Proposed maximum aggregate value of transaction:

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1)  Amount previously paid:

               (2)  Form, schedule or registration statement no.:

               (3) Filing party:

               (4)  Date filed:

                   TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
             700 Central Avenue, St. Petersburg, Florida 33701-3628

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 26, 1995



    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Templeton Vietnam Opportunities Fund, Inc. (the "Fund") will be held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628 on Wednesday, July 26, 1995 at 10:00 A.M. (Eastern Daylight Time) for the following purposes:

     I. To elect a Board of Directors of the Fund to hold office for the terms specified and until their successors are elected and qualified.

    II. To ratify or reject the selection of McGladrey & Pullen, LLP as independent public accountants of the Fund for the fiscal year ending March 31, 1996.

    III. To transact such other business as may properly come before the Annual Meeting.

    Every Shareholder of record as of the close of business on June 7, 1995 will be entitled to vote.

                                          By Order of the Board of Directors,



                                          Thomas M. Mistele, Secretary

June 10, 1995










  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL HAVE RECEIVED PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN
 EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE THAT YOU RECEIVE REGARDLESS OF
                         THE NUMBER OF SHARES YOU OWN.

                   TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
             700 Central Avenue, St. Petersburg, Florida 33701-3628
                              -------------------
                                PROXY STATEMENT


                     SOLICITATION AND REVOCATION OF PROXIES

    This Proxy Statement and Notice of Annual Meeting with accompanying form of proxy are being mailed to Shareholders of Templeton Vietnam Opportunities Fund, Inc. (the "Fund") on or about June 10, 1995. THEY ARE BEING FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE DIRECTORS OF THE FUND FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS ON JULY 26, 1995, OR ANY ADJOURNMENT THEREOF. The Annual Report to Shareholders for the fiscal year ended March 31, 1995, including audited financial statements, accompanies this Proxy Statement. Additional copies will be provided without charge upon request. Such requests should be addressed to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, FL 33733-8030, or telephone (800) 292-9293.

    Proxies given by Shareholders for use at the Annual Meeting may be revoked at any time prior to their use. In addition to revocation in any other manner permitted by law, Shareholders giving a proxy may revoke the proxy by an instrument in writing executed by the Shareholder or by his attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the office of the Fund at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof.

    The cost of soliciting proxies in the accompanying form, including the fees of a proxy soliciting agent, will be borne by the Fund. In addition to solicitation by mail, proxies may be solicited by Directors, officers and regular employees and agents of the Fund without compensation therefor. The Fund will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute the proxies.

    As of March 31, 1995, there were 8,047,093 Fund Shares outstanding. Each Share of record as of the close of business on June 7, 1995 will be entitled to one vote on all matters presented at the Annual Meeting.

    From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the Fund's knowledge, there are no other entities holding beneficially or of record more than 5% of the Fund's outstanding Shares except that Sega Enterprises, Ltd., 2-12, Haneda, 1-chome, Ohta-ku, Tokyo 144 Japan, filed with the U.S. Securities and Exchange Commission on October 3, 1994 a Schedule 13D stating that it held 660,000 Shares of the Fund (9.4% of the Fund's then-outstanding Shares).

    As of March 31, 1995, the Fund had net assets of $105,306,250.

    Shareholder proposals to be presented at the annual meeting in July, 1996 must be received at the Fund's office, 700 Central Avenue, St. Petersburg, Florida 33701-3628, no later than February 28, 1996.

                              GENERAL INFORMATION

    The Investment Manager of the Fund is Templeton Investment Management (Singapore) Pte. Limited ("Templeton (Singapore)" or the "Investment Manager"), a Singapore Corporation with offices located at 20 Raffles Place, Singapore. Pursuant to an Investment Management Agreement dated September 15, 1993, the Investment Manager manages the investment and reinvestment of Fund resources. The Investment Manager is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Franklin's outstanding shares. Franklin is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.

    Templeton Global Investors, Inc. (the "Business Manager"), Broward Financial Center, Suite 2100, Ft. Lauderdale, Florida 33394-3091, an indirect wholly-owned subsidiary of Franklin, performs certain administrative functions for the Fund pursuant to a Business Management Agreement. In addition, the Fund has entered into a Shareholder Servicing Agreement with PaineWebber Incorporated, an affiliate of the initial underwriter, (the "Shareholder Servicing Agent") pursuant to which the Shareholder Servicing Agent provides certain services, including ongoing efforts to publicize the Fund's features and benefits, responding to inquiries from current and potential shareholders, making available price, net asset and yield information, and providing financial advice and consultation at the Fund's request concerning repurchases or tender offers of the Fund's Shares.

                            I. ELECTION OF DIRECTORS

    The Board of Directors of the Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. John Wm. Galbraith, Betty P. Krahmer, Fred R. Millsaps, Gordon S. Macklin and Harmon E. Burns have been nominated for three-year terms to expire at the 1998 Annual Meeting of Shareholders; Hasso-G Von Diergardt-Naglo, Harris
J. Ashton, S. Joseph Fortunato and Nicholas F. Brady have been nominated for two-year terms to expire at the 1997 Annual Meeting of Shareholders; and Andrew
H. Hines, Jr., Martin L. Flanagan, F. Bruce Clarke and Charles B. Johnson have been nominated for one-year terms to expire at the 1996 Annual Meeting of Shareholders; and such terms to continue until their respective successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. If any of the nominees should not be available, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

    The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) for the election of the nominees named below. All of the nominees are currently members of the Board of Directors of the Fund. In addition, all of the nominees are also directors or trustees of other Templeton Funds for which the Investment Manager and/or its affiliates act as investment manager.

    The following table provides information concerning each nominee for election as a Director:

                                                                               SHARES OWNED
                                                                            BENEFICIALLY AND %
                                                                                 OF TOTAL
    NAME, ADDRESS AND              PRINCIPAL OCCUPATION          DIRECTOR       OUTSTANDING
  OFFICES WITH THE FUND       DURING PAST FIVE YEARS AND AGE      SINCE       ON MAY 15, 1995
- -------------------------  ------------------------------------  --------   -------------------
NOMINEES TO SERVE UNTIL 1996 ANNUAL MEETING OF SHAREHOLDERS:
F. BRUCE CLARKE            Retired; former credit adviser,         1994           -0-
19 Vista View Blvd.          National Bank of Canada, Toronto.
Thornhill, Ontario           Age 85.
  Director

MARTIN L. FLANAGAN*        Senior vice president, treasurer and    1994           -0-
777 Mariners Island Blvd.    chief financial officer of
San Mateo, California        Franklin Resources, Inc.; director
  Director and Vice          and executive vice president of
    President                Templeton Investment Counsel, Inc.
                             and director, president and chief
                             executive officer of Templeton
                             Global Investors, Inc.; director
                             or trustee and president or vice
                             president of the Templeton Funds;
                             accountant, Arthur Andersen &
                             Company (1982-1983); member of the
                             International Society of Financial
                             Analysts and the American
                             Institute of Certified Public
                             Accountants. Age 34.

ANDREW H. HINES, JR.       Consultant, Triangle Consulting         1994           -0-
150 2nd Avenue N.            Group;
St. Petersburg, Florida      chairman of the board and chief
  Director                   executive officer of Florida
                             Progress
                             Corporation (1982-February 1990)
                             and director of various of its
                             subsidiaries; chairman and
                             director
                             of Precise Power Corporation;
                             Executive-In-Residence of Eckerd
                             College (1991-present); director
                             of Checkers Drive-In Restaurants,
                             Inc. Age 72.

                                                                               SHARES OWNED
                                                                            BENEFICIALLY AND %
                                                                                 OF TOTAL
    NAME, ADDRESS AND              PRINCIPAL OCCUPATION          DIRECTOR       OUTSTANDING
  OFFICES WITH THE FUND       DURING PAST FIVE YEARS AND AGE      SINCE       ON MAY 15, 1995
- -------------------------  ------------------------------------  --------   -------------------
CHARLES B. JOHNSON*        President, chief executive officer,     1995           -0-(**)
777 Mariners Island Blvd.    and director, Franklin Resources,
San Mateo, CA                Inc.; chairman of the board and
  Chairman of the Board      director of Franklin Templeton
  and Vice President         Distributors, Inc. and Franklin
                             Advisers, Inc.; director, Franklin
                             Administrative Services, Inc.,
                             Franklin Templeton Investor
                             Services, Inc., General Host
                             Corporation (nursery and craft
                             centers) and Templeton Global
                             Investors, Inc.; and director,
                             officer and/trustee of other
                             Templeton Funds; and officer and
                             director, trustee or managing
                             partner, as the case may be, of
                             most other subsidiaries of
                             Franklin and of most of the
                             investment companies in the
                             Franklin Group of Funds. Age 62.

NOMINEES TO SERVE UNTIL 1997 ANNUAL MEETING OF SHAREHOLDERS:

HARRIS J. ASHTON           Chairman of the Board, president,       1994           -0-
Metro Center, 1 Station      and chief executive officer of
Place                        General Host Corporation (nursery
Stamford, Connecticut        and craft centers); director of
  Director                   RBC Holdings Inc. (a bank holding
                             company) and Bar-S Foods. Age 62.

NICHOLAS F. BRADY*         Chairman, Templeton Emerging Markets    1994           -0-
102 East Dover Street        Investment Trust PLC; Chairman,
Easton, Maryland             Templeton Latin American
  Director                   Investment Trust PLC; Chairman and
                             president of Darby Overseas
                             Investments, Ltd. (an investment
                             firm), (1994-present); director of
                             the H. J. Heinz Company, Amerada
                             Hess Corporation, Capital
                             Cities/ABC, Inc. and the
                             Christiana Companies; Secretary of
                             the United States Department of
                             the Treasury (1988-January 1993);
                             chairman of the board of Dillon,
                             Read & Co. Inc. (investment
                             banking) prior thereto. Age 65.

S. JOSEPH FORTUNATO        Member of the law firm of Pitney,       1994           -0-
200 Campus Drive             Hardin, Kipp & Szuch; director of
Florham Park, New Jersey     General Host Corporation. (nursery
  Director                   and craft centers) Age 62.

                                                                               SHARES OWNED
                                                                            BENEFICIALLY AND %
                                                                                 OF TOTAL
    NAME, ADDRESS AND              PRINCIPAL OCCUPATION          DIRECTOR       OUTSTANDING
  OFFICES WITH THE FUND       DURING PAST FIVE YEARS AND AGE      SINCE       ON MAY 15, 1995
- -------------------------  ------------------------------------  --------   -------------------
HASSO-G VON                Farmer; president of Clairhaven         1994           -0-
  DIERGARDT-NAGLO            Investments, Ltd. and other
R.R. 3                       private investment companies. Age
Stouffville, Ontario         78.
  Director

NOMINEES TO SERVE UNTIL 1998 ANNUAL MEETING OF SHAREHOLDERS:

JOHN Wm. GALBRAITH         President, Galbraith Properties,        1995           -0-
360 Central Avenue           Inc. (personal investment
St. Petersburg, FL           company); Director, Gulfwest
  Director                   Banks, Inc. (bank holding company)
                             (1995-present) and Mercantile
                             Bank, St. Petersburg, FL
                             (1991-present); Chairman, Florida
                             International Museum, Inc.
                             (1992-present); Trustee, Eckerd
                             College (1983-present); Vice
                             Chairman, Templeton, Galbraith &
                             Hansberger, Ltd. (1986-1992);
                             Chairman, Templeton Funds
                             Management, Inc. (1974-1991);
                             Director/Trustee, various
                             Templeton Funds (1978-1992). Age
                             73.

BETTY P. KRAHMER           Director or trustee of various civic    1994           500(**)
2201 Kentmere Parkway        associations; former economic
Wilmington, Delaware         analyst, U.S. Government. Age 65.
  Director

GORDON S. MACKLIN          Chairman of White River Corporation     1994           -0-
8212 Burning Tree Road       (information services); director
Bethesda, Maryland           of Fund America Enterprises
  Director                   Holdings, Inc., Lockheed Martin
                             Corporation, MCI Communications
                             Corporation, Fusion Systems
                             Corporation and Medimmune, Inc.;
                             formerly, chairman of Hambrecht
                             and Quist Group; director of H&Q
                             Healthcare Investors; president of
                             the National Association of
                             Securities Dealers, Inc. Age 67.

                                                                               SHARES OWNED
                                                                            BENEFICIALLY AND %
                                                                                 OF TOTAL
    NAME, ADDRESS AND              PRINCIPAL OCCUPATION          DIRECTOR       OUTSTANDING
  OFFICES WITH THE FUND       DURING PAST FIVE YEARS AND AGE      SINCE       ON MAY 15, 1995
- -------------------------  ------------------------------------  --------   -------------------
HARMON E. BURNS            Executive Vice President, Secretary     1994           -0-
777 Mariners Island Blvd.    and Director, Franklin Resources,
San Mateo, CA                Inc.; Executive Vice President and
  Director                   Director, Franklin Templeton
                             Distributors, Inc.; Executive Vice
                             President, Franklin Advisers,
                             Inc.; Director, Franklin Templeton
                             Investor Services, Inc.; officer
                             and/or director, as the case may
                             be, of other subsidiaries of
                             Franklin Resources, Inc.; and
                             officer and/or trustee or director
                             of 41 of the investment companies
                             in the Franklin Templeton Group of
                             Funds. Age 50.

FRED R. MILLSAPS           Manager of personal investments         1994           -0-
2665 NE 37th Drive           (1978-present); chairman and chief
Fort Lauderdale, Florida     executive officer of Landmark
  Director                   Banking Corporation (1969-1978);
                             financial vice president of
                             Florida Power and Light
                             (1965-1969); vice president of
                             Federal Reserve Bank of Atlanta
                             (1958-1965); director of various
                             other business and nonprofit
                             organizations. Age 66.

- ------------

 *Messrs. Johnson, Flanagan, Burns and Brady are "interested persons" of the
  Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). Mr. Brady and Franklin Resources, Inc. are limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton, Galbraith & Hansberger, Ltd. are limited partners of Darby Emerging Markets Fund, L.P. Mrs. Krahmer and Messrs. Clarke, von Diergardt-Naglo, Hines, Millsaps, Galbraith, Ashton, Macklin and Fortunato are not "interested persons" of the Fund.

**Less than 0.01%.

REMUNERATION OF DIRECTORS AND OFFICERS

    Each fund in the Templeton Family of Funds pays its independent directors/trustees and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings, the amount of which is based on the level of assets in the fund. Accordingly, the Fund pays the Independent Directors and Mr. Brady an annual retainer of $1,000 and a fee of $100 per meeting of the Board. Committee members receive an additional annual fee of $2,000, pro rated among the funds on whose committees they serve. Directors are reimbursed for any expenses incurred in attending meetings, paid pro rata by each Franklin Templeton Fund in which they serve. The direct aggregate and total remuneration (including reimbursements of such expenses) paid to all Directors as a group for the fiscal period ended March 31, 1995, under the Director compensation arrangement then in effect, was $18,000. Templeton (Hong Kong) and its affiliates pay the salaries and expenses of the Fund's officers. No pension or retirement benefits are accrued as part of Fund expenses.

    The following table shows the total compensation paid to the Directors by the Fund and by all investment companies in the Franklin Templeton Group for the fiscal year ended March 31, 1995:

                                                       NUMBER OF FRANKLIN       TOTAL COMPENSATION FROM
                          AGGREGATE COMPENSATION    TEMPLETON FUND BOARDS ON     ALL FUNDS IN FRANKLIN
   NAME OF DIRECTOR           FROM THE FUND          WHICH DIRECTOR SERVES          TEMPLETON GROUP
- -----------------------   ----------------------    ------------------------    -----------------------
Harris J. Ashton.......           $6,200                       54                      $ 324,800
E. Bruce Clarke........            6,200                       23                         90,550
Andrew H. Hines, Jr....            6,200                       23                        104,250
Hasso-G Von
  Diergardt-Naglo......            6,200                       19                         78,550
Betty P. Krahmer.......            6,200                       23                         78,550
Fred R. Millsaps.......            6,200                       23                        104,250
S. Joseph Fortunato....            6,200                       56                        340,940
Gordon S. Macklin......            6,200                       51                        311,920
John Wm. Galbraith.....                0                       22                              0
Nicholas F. Brady......            6,200                       23                         92,250

    Certain officers of the Fund are shareholders of Franklin Resources, Inc. and may be deemed to receive indirect remuneration by virtue of their participation in the management fees and other fees received by Templeton (Singapore) and its affiliates from the Templeton Funds.

    There are no family relationships between any of the nominees for Director.

    Under the securities laws of the United States, the Fund's Directors, its officers, and any persons holding more than ten percent of the Fund's common stock, as well as affiliated persons of the Investment Manager, are required to report their ownership of the Fund's common stock and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established and the Fund is required to report in this Proxy Statement any failure to file by these dates during the fiscal period ended March 31, 1995. All of these filing requirements were satisfied except the Initial Statements of Beneficial Ownership of Securities filed on behalf of Rupert H. Johnson, an affiliated person of the Investment Manager, and on behalf of the Investment Manager and certain of its affiliates, which were inadvertently filed late. In making these statements, the Fund has relied on the written representations of the persons affected and copies of the reports that they have filed with the Commission.

    The Fund has a standing Audit Committee presently consisting of Messrs. Clarke, Millsaps and Hines all of whom are members of the Board of Directors and noninterested persons of the Fund. The Audit Committee reviews both the audit and nonaudit work of the Fund's independent public accountants, submits a recommendation to the Board of Directors as to the selection of independent public accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodians. The Board has established a Nominating and Compensation Committee consisting of Messrs. Macklin and Hines. The Nominating and Compensation Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Independent Directors of the Fund. The Nominating and Compensation Committee is prepared to review nominations from Shareholders to fill vacancies on the Board in written communications addressed to the Committee at the Fund's headquarters, although the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

    During the fiscal period ended March 31, 1995, there were four meetings of the Board of Directors and one meeting of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors held throughout the year. There was 100% attendance at the meeting of the Nominating and Compensation Committee.

    As of May 15, 1995, the Directors and officers of the Fund as a group owned 500 shares or less than 1% of the Fund's outstanding shares.

EXECUTIVE OFFICERS OF THE FUND

    Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. The executive officers are:

     NAME, ADDRESS AND                PRINCIPAL OCCUPATION
     OFFICES WITH FUND         DURING THE PAST FIVE YEARS AND AGE
- ---------------------------    ----------------------------------
J. MARK MOBIUS.............    Portfolio manager for various
Two Exchange Square              Templeton advisory affiliates;
Hong Kong                        managing director of Templeton
  President since 1994           Investment Management (Hong
                                 Kong) Limited; president of
                                 International Investment Trust
                                 Company Limited (investment
                                 manager of Taiwan R.O.C. Fund)
                                 (1986-1987); director of Vickers
                                 da Costa, Hong Kong (1983-1986).
                                 Age 58
MARK G. HOLOWESKO..........    President and director of
Lyford Cay                       Templeton, Galbraith &
Nassau, Bahamas                  Hansberger Ltd.; director of
  Vice President Since           global equity research for
  1994                           Templeton Worldwide, Inc.;
                                 president or vice president of
                                 other Templeton Funds;
                                 investment administrator with
                                 Roy West Trust Corporation
                                 (Bahamas) Limited (1984-1985).
                                 Age 35.
SAMUEL J. FORESTER, JR.....    President of the Templeton Global
500 East Broward Blvd.           Bond Managers Division of
Fort Lauderdale, Florida         Templeton Investment Counsel,
  Vice President since           Inc.; president or vice
  1994                           president of other Templeton
                                 Funds; founder and partner of
                                 Forester, Hairston Investment
                                 Management (1989-1990); managing
                                 director (Mid-East Region) of
                                 Merrill Lynch, Pierce, Fenner &
                                 Smith Inc. (1987-1988); advisor
                                 for Saudi Arabian Monetary
                                 Agency (1982-87). Age 46.

     NAME, ADDRESS AND                PRINCIPAL OCCUPATION
     OFFICES WITH FUND         DURING THE PAST FIVE YEARS AND AGE
- ---------------------------    ----------------------------------
JOHN R. KAY................    Vice president of the Templeton
500 East Broward Blvd.           Funds; vice president and
Fort Lauderdale, Florida         treasurer of Templeton Global
  Vice President                 Investors, Inc. and Templeton
  since 1994                     Worldwide, Inc.; assistant vice
                                 president of Franklin Templeton
                                 Distributors, Inc.; formerly,
                                 vice president and controller of
                                 the Keystone Group, Inc. Age 54.

THOMAS M. MISTELE..........    Senior vice president of Templeton
700 Central Avenue               Global Investors, Inc.;
St. Petersburg, Florida          president of Templeton Funds
  Secretary since 1994           Trust Company; vice president of
                                 Franklin Templeton Distributors,
                                 Inc.; secretary of the Templeton
                                 Funds; attorney, Dechert Price &
                                 Rhoads (1985-1988) and Freehill,
                                 Hollingdale & Page (1988);
                                 judicial clerk, U.S. District
                                 Court (Eastern District of
                                 Virginia) (1984-1985). Age 41.

JAMES R. BAIO..............    Certified public accountant;
500 East Broward Blvd.           treasurer of the Templeton
Fort Lauderdale, Florida         Funds; senior vice president of
  Treasurer since 1994           Templeton Worldwide, Inc.,
                                 Templeton Global Investors,
                                 Inc., and Templeton Funds Trust
                                 Company; formerly, senior tax
                                 manager of Ernst & Young
                                 (certified public accountants)
                                 (1977-1989). Age 40.


                  II. RATIFICATION OR REJECTION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

    McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, have been the independent public accountants for the Fund since its inception and have examined the Fund's financial statements for the fiscal period ended March 31, 1995, and in connection therewith have reported on the financial statements of the Fund and reviewed certain filings of the Fund with the Securities and Exchange Commission. At a meeting held on May 25, 1995, upon recommendation of the Audit Committee, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, selected McGladrey & Pullen, LLP as independent public accountants for the Fund for the fiscal year ending March 31, 1996, subject to ratification by the Shareholders at the Annual Meeting.

    The Fund is advised that neither the firm of McGladrey & Pullen, LLP nor any of its members has any material direct or indirect financial interest in the Fund. Representatives of McGladrey & Pullen, LLP are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF RATIFYING THE SELECTION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND FOR THE FISCAL YEAR ENDING MARCH 31, 1996.

                              III. OTHER BUSINESS

    The Board of Directors knows of no other business to be presented at the Annual Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                                  ADJOURNMENT

    In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting and Proxy Statement are not received by the time scheduled for the Annual Meeting, the persons named as proxies may move one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the Shares present at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment those Shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against such proposal.

                                 VOTES REQUIRED

    The presence in person or by proxy of the holders of a majority of the outstanding Shares is required to constitute a quorum at the Annual Meeting. The election of Directors, as set forth in Proposal I, will require the vote of the holders of a plurality of the Fund's Shares present at the Annual Meeting. Ratification of the selection of the independent public accountants, as set forth in Proposal II, will require the vote of the holders of a majority of the Fund's Shares present at the Annual Meeting.

    If the accompanying form of proxy is executed properly and returned, Shares represented by it will be voted at the meeting in accordance with the instructions on the proxy. However, if no instructions are specified, Shares will be voted for the election of the Directors named in Proposal I and in favor of Proposal II. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as Shares that are present but which have not been voted. For this reason abstentions and broker "non-votes" will have the effect of "no" votes for purposes of obtaining approval of Proposal I and Proposal II.

 SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO FILL
             IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.






                                          By Order of the Board of Directors,



                                          Thomas M. Mistele, Secretary

June 10, 1995

                  TEMPLETON VIETNAM OPPORTUNITIES FUND,INC.
                ANNUAL MEETING OF SHAREHOLDERS, JULY 26, 1995
                            PLEASE VOTE PROMPTLY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints THOMAS M. MISTELE and JACK L. COLLINS, and each of them, with full power of substitution, as proxies to vote for and in the name, place, and stead of the undersigned at the Annual Meeting of Share-holders of Templeton Vietnam Opportunities Fund, Inc. (the "Fund"), to be held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628 on Wednesday, July 26, 1995 at 10:00 a.m. EDT, and any adjournment thereof, according to the number of votes and as fully as if personally present.

This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR all nominees for Director in Item 1, and within the discretion of the Proxy-holders as to Item 2, and within the discretion of the Proxyholders as to
Item 3.





- -----------------------------------------------------     --------, 1995
SIGNATURE(S)                                              DATE

Please sign this Proxy and sign exactly as your name appears hereon. If more than one owner is registered as such, all must sign. If signing as attorney, executor, trustee or any other representative capacity, or as a corporate officer, please give full title.


(Continued on other side)






























                            FOLD AND DETACH HERE

             Please mark boxes ____ or _X_ in blue or black ink.

                                                                I plan to
                                                                attend meeting

                                                                   _______


The Board of Directors Recommends a vote FOR items 1 and 3.

Item 1-Election of Directors
FOR all nominees      WITHHOLD          Nominees: Harmon E. Burns, Andrew H.
listed (except as     AUTHORITY         Hines, Jr., Martin L. Flanagan,
marked below)         to vote for       F. Bruce Clarke, Charles B. Johnson,
                      all nominees      John Wm. Galbraith, Betty P. Krahmer,
                       listed           Fred R. Millsaps, Gordon S. Macklin,
                                        Hasso-G von Diergardt-Naglo, Harris
                                        J.  Ashton, S. Joseph Fortunato, and
  --------               --------       Nicholas F. Brady.


                                        To withhold authority to vote for any
                                        individual nominee, write that
                                        nominee's  names on the line below.


                                        --------------------------------------

Item 2-Ratification of the selection          Item 3-In their discretion, the
of McGladrey & Pullen, LLP, as                Proxyholders are authorized to
independent public accountants for            vote on any such other matters
the Fund for the fiscal year ending           which may legally come before the
March 31, 1996.                               Meeting and any adjournment
                                              thereof.

      FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN



      ___     ____      ____                        ___     ____      ____






                (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)
                            FOLD AND DETACH HERE